SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

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     by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         The Jefferson Fund Group Trust
                (Name of Registrant as Specified in its Charter)
           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

2.   Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.   Proposed maximum aggregate value of transaction:

5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

2.   Form, Schedule or Registration Statement No.:

3.   Filing Party:

4.   Date Filed:

Notice of Special Meeting of Shareholders
Of The Jefferson Fund Group Trust
To be Held October 16, 2001

To Shareholders of The Jefferson Fund Group Trust:

          We invite you to attend a special meeting of shareholders of The Jefferson Fund Group Trust, which has two portfolios, the Jefferson REIT Fund and the Jefferson Growth and Income Fund, on Tuesday, October 16, 2001, at 10:00 a.m. (Central Daylight Time), at 2901 Butterfield Road, Oak Brook, Illinois 60523. As we describe in the accompanying proxy statement, the shareholders will vote on (1) a proposal to elect nine trustees, (2) a proposal to approve a new investment advisory agreement for the REIT Fund (only the shareholders of the REIT Fund will vote on this proposal) and (3) a proposal to approve a change in the fundamental investment restrictions of the REIT Fund to permit the REIT Fund to borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, as amended (only the shareholders of the REIT Fund will vote on this matter), and on any other business that properly comes before the special meeting.

          We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

          We look forward to seeing you at the special meeting.

                                         THE JEFFERSON FUND GROUP TRUST


                                         Richard Imperiale
                                         Secretary

Milwaukee, Wisconsin
_____________ ____, 2001

                           FREQUENTLY ASKED QUESTIONS


Q:   Why have I received this proxy statement?

     Our trustees have sent you this proxy statement, starting around _____________ ____, 2001 to ask for your vote as a shareholder of The Jefferson Fund Group Trust.

Q:   What am I voting on?

     You will vote on one or more of the following proposals depending on whether you owned shares of a Fund permitted to vote on the proposal on the record date of the special meeting:

      Proposal No.         Description
      ------------         -----------
          1         Election of nine trustees.
          2         Approval of the new investment advisory agreement for the
                    REIT Fund.
          3         Approval of the change in the fundamental investment
                    restrictions of the REIT Fund.

     Our trustees are not aware of any other matter which will be presented to you at the special meeting.

Q:   Who is entitled to vote?

     If you owned shares of a Fund as of the close of business on the record date, August 24, 2001, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares. The table below sets forth the proposals for which shareholders of each Fund may vote:

                                                     Growth and
               Proposal No.        REIT Fund        Income Fund
               ------------        ---------        -----------

                    1                 Yes               Yes
                    2                 Yes               No
                    3                 Yes               No

Q:   Do I need to attend the special meeting in order to vote?

     No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material.

Q:   How many shares of each Fund's stock are entitled to vote?

     As of the record date, the number of shares of each Fund that were entitled to vote at the special meeting was as follows:

                  Fund                           Shares
                  ----                           ------
           REIT Fund                              _____
           Growth and Income Fund                 _____

Q:   What happens if the special meeting is adjourned?

     The special meeting could be adjourned if, for example, a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to Proposal 1, a quorum is determined with respect to all of the shareholders of the Jefferson Funds combined, so that one-third of the votes of all of the shares of the Jefferson Funds entitled to be cast represent a quorum. With respect to Proposals 2 and 3, a quorum is determined with respect to the REIT Fund. For the REIT Fund, one-third of the votes of the shares of that Fund entitled to be cast represent a quorum.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     Richard Imperiale and Byron K. Crowe as proxies, will vote your shares to elect nine trustees, to approve the new investment advisory agreement and to approve the change in the fundamental investment restrictions of the REIT Fund.

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     ____________________________________________________________, will count the votes and act as inspector of elections.

Q:   How can I obtain a copy of the annual report?

     You may request a copy of our latest annual report and semi-annual report succeeding the annual report by writing to The Jefferson Fund Group Trust, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, Attention Corporate Secretary, or by calling 1-800-216-9785. We will furnish these copies free of charge.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          The following tables set forth certain information regarding the beneficial ownership of shares of the Jefferson Funds as of the record date by:
(a) each executive officer, director and nominee; (b) all of the directors, nominees and named executive officers as a group; and (c) each person or entity known by the Trust to own beneficially more than 5% of one or both of the shares of one or both of the Jefferson Funds.

                                    REIT FUND

     Name and (Respecting 5% Holders)      Number of Shares        Percentage
       Address of Beneficial Owner        Beneficially Owned       Ownership
       ---------------------------        ------------------       ---------

Inland Real Estate Investment Corporation        178,566            54.48%
2901 Butterfield Road
Oak Brook, IL 60523

J. Michael Borden                                   0                 *
Byron K. Crowe                                      0                 *
Lawrence E. Harb                                    0                 *
Richard Imperiale                                  136                *
F.L. Kirby                                          0                 *
John L. Komvies                                     0                 *
Lawrence Kujawski                                   0                 *
Roberta S. Matlin                                   0                 *
Robert D. Parks                                     0                 *
Officers, trustees and nominees
as a group (9 persons)                             136                *

----------
* Less than 1%.

                             GROWTH AND INCOME FUND

     Name and (Respecting 5% Holders)      Number of Shares        Percentage
       Address of Beneficial Owner        Beneficially Owned       Ownership
       ---------------------------        ------------------       ---------

Firstar Trust Company - Custodian for          62,712                15.04%
Sidney Shindell - IRA Rollover
929 N. Astor Street
Milwaukee, Wisconsin 53202-3454

Firstar Trust Co. Custodian for                54,744                13.13%
Carlisle F. Meredith IRA
6540 Mal Weathers Road
Raleigh, NC 27603-7839

Marshall & Ilsley Trust Co. Trustee            43,844                10.51%
FBO Hough Inc. Pension Retirement Trust
1000 N. Water Street, Floor 14
Milwaukee, WI 53202-3197

J. Michael Borden                              65,809                15.78%
Byron K. Crowe                                    0                     *
Lawrence E. Harb                                  0                     *
Richard Imperiale                               7,172                   *
F.L. Kirby                                        0                     *
John L. Komvies                                 2,049                   *
Lawrence Kujawski                               4,013                   *
Roberta S. Matlin                                 0                     *
Robert D. Parks                                   0                     *
Officers, trustees and nominees
as a group (9 persons)**                       79,043                18.96%

----------
*    Less than 1%.
**   This includes shares held by Uniplan Inc., as well as shares held by Mr.
Imperiale in his capacity as trustee of the Uniplan Inc. Profit Sharing Plan; shares held by J. Michael Borden in his capacity as a trustee of the Hough, Inc. Pension Retirement Trust, the Hufcor Foundation and the Freedom Plastics Foundation; and by Mr. Imperiale and Mr. Komives in their capacities as custodians under the Uniform Transfer to Minors Act.

                              AUDIT AND OTHER FEES

          In connection with the fiscal year ended October 31, 2000, KPMG LLP provided various audit and non-audit services to the Trust and billed the Trust for these services as follows:

          a. Audit Fees. Aggregate fees billed to the Trust by KPMG LLP for professional services rendered for the audit of the Trust's financial statements for the fiscal year ended October 31, 2000 totaled $13,750.

          b. Financial Information Systems Design and Implementation Fees. KPMG LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended October 31, 2000 to the Trust, the advisers to the Jefferson Funds, or any entity controlling, controlled by, or under common control with the advisers that provides services to the Trust.

          c. All Other Fees. KPMG LLP did not render any non-audit services during the fiscal year ended October 31, 2000 to the Trust, the advisers to the Jefferson Funds, or any entity controlling, controlled by, or under common control with the advisers that provides services to the Trust, including tax related services.

          The trustees have considered whether the provision of the non-audit services related to sections (b) and (c) above is compatible with maintaining the independence of KPMG LLP and has determined that such services have not adversely affected the independence of KPMG LLP.

                  PROPOSAL NO. 1:  ELECTION OF NINE TRUSTEES

          Trustee Nominees. At the special meeting, we will elect nine trustees to hold office until their respective successors are chosen and qualified. The current trustees have nominated nine people for election. As proxies, Richard Imperiale and Byron K. Crowe intend to vote for the election of all of the trustees' nominees. They will also vote proxies for any other person that the trustees may recommend in place of a nominee if that nominee becomes unable to serve as a trustee before the special meeting.

          Each of the nominees is currently a trustee except for Mr. Robert D. Parks and Ms. Roberta S. Matlin. Each nominee has consented to being named as a nominee and to serve if elected.

          Certain important information regarding our trustees and Mr. Parks and Ms. Matlin (including their principal occupations for at least the last five years) is as follows:

                                            Principal Occupations During Past
Name, Address and Age    Position(s) Held   Five Years
---------------------    ----------------   ---------------------------------

Lawrence J. Kujawski     Trustee            Mr. Kujawski has served as a
The Oaks Building                           trustee of the Trust since its
Suite 101                                   inception.  Mr. Kujawski has been
8112 West Bluemound Rd                      President of Uniplan/Matrix, Inc.,
Milwaukee, WI 53202                         a firm specializing in the
61 years old                                valuation of closely held
                                            securities since 1998. He is, and
                                            has been, the President of Matrix
                                            Venture Funds, Inc., another firm
                                            specializing in the valuation of
                                            closely held securities, since 1982.

Richard Imperiale*       Chairman           Mr. Imperiale has served as a
The Oaks Building        Secretary          trustee of the Trust since its
Suite 101                Trustee            inception.  Mr. Imperiale has been
8112 West Bluemound Rd                      the President of Uniplan, Inc., the
Milwaukee, WI 53202                         investment adviser to the Growth &
44 years old                                Income Fund, since he founded
                                            Uniplan, Inc. in 1984.

F.L. Kirby               Trustee            Mr. Kirby has served as a trustee
516 North Western Ave.                      of the Trust since its inception.
Lake Forest, IL 60045                       Mr. Kirby has been a senior vice
57 years old                                president of Morgan Stanley Dean
                                            Witter, Inc., a broker-dealer,
                                            since 2000. Prior to that time he
                                            was a senior vice president of
                                            Schroders, a broker-dealer, since
                                            1998. From 1994 until 1998, he was
                                            a Director, and an Executive
                                            Committee member of Rodman &
                                            Renshaw, Inc.

John L. Komives          Trustee            Dr. Komives has served as a trustee
101 South Second St.                        of the Trust since its inception.
Milwaukee, WI 53204                         Dr. Komives is the President of
71 years old                                Lakeshore Group Ltd., a position he
                                            has held since he founded the firm
                                            in 1975. Dr. Komives is a member of
                                            the board of directors of the
                                            following firms: F.W. Boelter Cos.,
                                            Inc., Milwaukee Wisconsin; Eagle
                                            Technology, Inc., Mequon,
                                            Wisconsin; Orthokinetics, Inc.,
                                            Pewaukee, Wisconsin; Premier
                                            Plastics, Inc., Waukesha,
                                            Wisconsin; Renquist Associates,
                                            Inc., Racine, Wisconsin; World
                                            Venture Management, Inc.,
                                            Milwaukee, Wisconsin; Zigman,
                                            Joseph & Stephenson, Inc.,
                                            Milwaukee, Wisconsin.

J. Michael Borden*       Trustee            Mr. Borden has served as a trustee
2938 North Shore Drive                      of the Trust since its inception.
Delavan, WI  53115                          Since 1988, Mr. Borden has been the
65 years old                                President of Total Quality
                                            Plastics, Inc., a manufacturer of
                                            injection molding, the President of
                                            Rock Valley Trucking, and the
                                            President of Freedom Plastics, Inc.
                                            Mr. Borden has been the President
                                            and Chief Executive Officer of
                                            Hufcor, Inc., a manufacturer of
                                            movable walls and accordion
                                            partitions, since 1978. Mr. Borden
                                            has served as a director of the
                                            Catholic Funds Inc., a registered
                                            investment company, since 1998.

Lawrence E. Harb         Trustee            Mr. Harb has served as a trustee of
3973 Shoals Drive                           the Trust since July 18, 2000. Mr.
Okemos, MI 48864                            Harb is currently president of IT
48 years old                                Risk Managers, Inc., a provider of
                                            internet and technology services to
                                            the insurance industry. Formerly
                                            (January 1999 - August/September
                                            2000), Mr. Harb served as the
                                            Managing Director of Sales and
                                            Marketing for J.S. Wurzler
                                            Underwriting Managers, an
                                            underwriter of internet and
                                            e-commerce insurance. Prior to that
                                            time he served as an officer of
                                            subsidiaries of AON Corp., a
                                            holding company that owned mutual
                                            fund investment advisory and
                                            brokerage businesses. Mr. Harb is a
                                            member of the board of directors of
                                            LCM Internet Growth Fund, Inc., a
                                            registered closed-end management
                                            investment company.

Byron K. Crowe*          Trustee            Mr. Crowe has served as a trustee
223 West Lake Street     President          of the Trust since September 21,
Chicago, IL  60606                          2000. Mr. Crowe is Executive Vice
37 years old                                President of LaSalle St. Capital
                                            Markets and Syndicate Director of
                                            LaSalle Street Securities, LLC., a
                                            Chicago, Illinois securities
                                            broker-dealer, since March 1997.
                                            Prior to that time he was Senior
                                            Vice President - Institutional
                                            Sales of Madison Securities, Inc.,
                                            a Chicago, Illinois securities
                                            broker dealer.

Robert D. Parks*         Nominee            Mr. Parks served as Chairman of the
2901 Butterfield Road                       Board, President and Chief
Oak Brook, IL  60523                        Executive Officer of Inland Real
58 years old                                Estate Corporation from October
                                            1994 through July 2000 and from
                                            February 2001 to the present. Mr.
                                            Parks is a founding stockholder and
                                            a Director of The Inland Group,
                                            Inc. Mr. Parks also serves on the
                                            board, or as an officer, of
                                            entities wholly-owned or controlled
                                            by The Inland Group, Inc. Mr. Parks
                                            is primarily responsible for
                                            managing the Inland Group
                                            affiliated broker-dealer and other
                                            marketing and investor relations
                                            activities. Mr. Parks is also
                                            Chairman of the Board, Chief
                                            Executive Officer and a Director of
                                            Inland Retail Real Estate Trust,
                                            Inc. He is a registered Direct
                                            Participation Program Principal
                                            with the National Association of
                                            Securities Dealers, Inc. and a
                                            member of the Real Estate
                                            Investment Association and the
                                            National Association of Real Estate
                                            Investment Trusts.

Roberta S. Matlin*       Nominee            Ms. Matlin joined The Inland Group,
2901 Butterfield Road                       Inc. in 1984 as a director of
Oak Brook, IL  60523                        investor administration and
56 years old                                currently serves as Senior Vice
                                            President of Inland Real Estate
                                            Investment Corporation. From March
                                            1995 to July 2000, Ms. Matlin was
                                            Vice President of Administration of
                                            Inland Real Estate Corporation. Ms.
                                            Matlin serves as a director of
                                            Inland Real Estate Investment
                                            Corporation and Inland Securities
                                            Corporation. She is President and a
                                            director of Inland Investment
                                            Advisors, Inc. and Intervest
                                            Southern Real Estate Corporation,
                                            Vice President of Administration of
                                            Inland Retail Real Estate Trust,
                                            Inc. and a director of Partnership
                                            Ownership Corporation. Ms. Matlin
                                            is a registered principal with the
                                            National Association of Securities
                                            Dealers and also a registered
                                            investment advisor.

*Ms. Matlin and Messrs. Imperiale, Borden, Crowe and Parks are trustees (or nominees) who are (or will be in the case of nominees) "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940.

          Compensation. The table below sets forth the compensation paid by the Trust to each of the trustees during the fiscal year ended October 31, 2000:

                               COMPENSATION TABLE

                                    Pension or                        Total
                                    Retirement       Estimated     Compensation
                    Aggregate     Benefits Accrued    Annual      from the Trust
    Name of       Compensation    As Part of Fund   Benefits Upon    Paid to
    Person        from the Trust     Expenses        Retirement     Trustees
    ------        --------------     --------        ----------     --------
Lawrence Kujawski      $250             $0               $0           $250
Richard Imperiale        $0             $0               $0             $0
John Komives         $1,000             $0               $0         $1,000
J. Michael Borden      $750             $0               $0           $750
Dennis Lasser*         $500             $0               $0           $500
F.L. Kirby             $750             $0               $0           $750
Lawrence E. Harb*      $500             $0               $0           $500
Byron K. Crowe*          $0             $0               $0             $0

-----------------

* Mr. Lasser resigned as a trustee of the Trust as of July 18, 2000. Mr. Harb was elected as a trustee of the Trust on July 18, 2000 and Mr. Crowe was elected as a trustee of the Trust on September 21, 2000.

          Trustee Meetings and Committees. Our trustees created an Audit Committee of the Trust on June 13, 2001. The Trust has no nominating, compensation or other similar committees. During the fiscal year ended October 31, 2000, Messrs. Komives, Imperiale and Kujawski attended all four of the meetings of the trustees, and Messrs. Borden and Kirby attended three of the four meetings. Messrs. Harb and Crowe attended all of the meetings of the trustees held during their tenure as trustees during the fiscal year ended October 31, 2000.

          Required Vote. Under the Trust's Trust Instrument, dated January 20, 1995, shareholders elect trustees by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of both of the Jefferson Funds will be elected as trustees. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares which do not vote, whether by abstention or otherwise, will not affect the election of trustees.

          Recommendation. The trustees recommend a vote "for" all the nominees.

          PROPOSAL NO. 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

          General. Effective June 1, 2001, Inland Investment Advisors, Inc. ("Inland") became the investment adviser to the REIT Fund, pursuant to an interim investment advisory agreement that will expire no later than October 28, 2001. Prior to June 1, 2001, Uniplan, Inc. ("Uniplan") acted as the investment adviser to the REIT Fund, pursuant to an investment advisory agreement that was entered into at the inception of the REIT Fund. Uniplan, whose address is The Oaks Building, Suite 101, 8112 West Bluemound Road, Milwaukee, Wisconsin 53202, remains the investment adviser for the Growth and Income Fund.

          Our trustees determined that it was in the best interests of the REIT Fund to terminate the former investment advisory agreement for the REIT Fund and enter into a new investment advisory agreement with Inland. Thus, on April 9, 2001 the trustees voted to terminate the former investment advisory agreement with Uniplan effective May 31, 2001 and approve the interim investment advisory agreement with Inland effective June 1, 2001. Our trustees approved the interim investment advisory agreement pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended, after they terminated the former investment advisory agreement with Uniplan. The interim investment advisory agreement will remain in effect until shareholder approval can be obtained on the new investment advisory agreement or the interim investment advisory agreement expires by its terms but not later than October 28, 2001.

          The interim investment advisory agreement contains substantially the same terms and conditions as the former investment advisory agreement with Uniplan, including the compensation rate. It differs from the former investment advisory agreement in one principal respect. It will terminate no later than October 28, 2001 and cannot be continued beyond that date.

          On August 20, 2001, the trustees approved a new investment advisory agreement with Inland. The new investment advisory agreement must be submitted to a vote of the shareholders of the REIT Fund for approval before becoming effective. The new investment advisory agreement contains substantially the same terms and conditions as the former investment advisory agreement with Uniplan. It differs from the former investment advisory agreement in one principal respect. Under the former investment advisory agreement, the advisory fee paid to the adviser is a set fee based on a percentage of net assets. Under the new investment advisory agreement, Inland is paid a fee based on the REIT Fund's performance. In some circumstances this advisory fee may be less than the advisory fee under the former investment advisory agreement, but the advisory fee based on the REIT Fund's performance will generally be greater than the advisory fee under the former investment advisory agreement.

          Description of Inland. Inland's address is 2901 Butterfield Road, Oak Brook, IL 60523. Inland supervises and manages the investment portfolio of the REIT Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the REIT Fund (subject to such policies as the trustees of the Trust may determine).

          Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the REIT Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. The Inland Group, Inc. is controlled by Mr. Daniel L. Goodwin, its Chairman of the Board and Chief Executive Officer. His address is 2901 Butterfield Road, Oak Brook, Illinois 60573.

          Ms. Matlin is the President and a director of Inland. Mr. Parks is a director of Inland and The Inland Group, Inc. The name, address and principal occupation of Ms. Matlin and Mr. Parks are set forth above. The only other director of Inland is Ms. Brenda Gujral, who is also Vice President of Inland and President of Inland Real Estate Investment Corporation. Her address is also 2901 Butterfield Road, Oak Brook, Illinois 60523.

          Discussion. The new investment advisory agreement for the REIT Fund contains substantially the same terms and conditions as the former investment advisory agreement for the REIT Fund. Pursuant to the new investment advisory agreement, Inland provides investment advisory and administrative services to the REIT Fund. Inland also provides the REIT Fund with office space, equipment and executive personnel necessary for managing the investments of the REIT Fund.

          For its services to the REIT Fund under the new investment advisory agreement, Inland will receive a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.00% of the REIT Fund's average daily net assets (the "Base Fee") minus or plus a fee based on the performance of the Class A Shares of the REIT Fund relative to the National Association of Real Estate Investment Trust Composite Index (the "Index") for the previous twelve month period (the "Performance Fee"). The Performance Fee is a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of the Class A Shares and the performance of the Index for the previous twelve month period.

          In no event will the annual total fee paid to Inland be higher than 1.50% of the average daily net assets of the REIT Fund or lower than 0.50% of the average daily net assets of the REIT Fund. Since the fee to be received by Inland is based in part on Inland's performance, there exists the risk that Inland might take undue risks to increase the REIT Fund's investment performance. In effect, the Performance Fee rewards Inland if the total return of the assets of the REIT Fund is greater than the total return of the Index and penalizes Inland if the total return of the assets of the REIT Fund is not greater than the total return of the Index. To mitigate the concern that Inland might be encouraged to take undue risks under the performance fee arrangement, the trustees have obtained assurances that Inland will manage the assets of the REIT Fund in the same manner that it would manage accounts without a performance fee.

          The following table sets forth the fee rate given various performance assumptions:

                    Fee Rate       Difference Between Class A and Index
                    --------       ------------------------------------

                     1.50%         333 basis points
                     1.45%         300 basis points
                     1.38%         250 basis points
                     1.30%         200 basis points
                     1.23%         150 basis points
                     1.15%         100 basis points
                     1.08%         50 basis points
                     1.00%         0 basis points
                     0.93%         -50 basis points
                     0.85%         -100 basis points
                     0.78%         -150 basis points
                     0.70%         -200 basis points
                     0.63%         -250 basis points
                     0.55%         -300 basis points
                     0.50%         -333 basis points


          Inland has agreed to reimburse the REIT Fund for expenses in excess of 2.50% of the REIT Fund's average daily net assets. Inland's reimbursement commitment is terminable on 60 days notice.

          During the last fiscal year of the Trust, Inland was not an adviser to either of the Jefferson Funds and was not paid any advisory fees. The new investment advisory agreement will remain in effect as long as its continuance is specifically approved at least annually (a) by the trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the REIT Fund; and (b) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or interested persons of Inland cast in person at a meeting called for the purpose of voting on such approval. The new investment advisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the trustees of the Trust or by vote of a majority of the REIT Fund's shareholders, on sixty days written notice to Inland and by Inland on the same notice to the REIT Fund, and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940 transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

          The new investment advisory agreement provides that Inland will not be liable to the REIT Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new investment advisory agreement also provides that Inland and its officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

          The foregoing description of the new investment advisory agreement is qualified in its entirety by reference to Annex A.

          Expenses. The following table shows the actual operating expenses expressed as a percentage of average net assets incurred by the REIT Fund during the fiscal year ended October 31, 2000 under the former investment advisory agreement (the former investment advisory agreement is substantially identical to the new investment advisory agreement, other than the compensation rate) and the expenses expressed as a percentage of average net assets that would have been incurred had the new investment advisory agreement been in effect for such period:
                                              Most Recent
                                            Fiscal Year End         Pro Forma
                                            ---------------         ---------

Management Fees                                  0.60%               1.50% (3)

12b-1 Fees                                       0.25%               0.25%

Other Expenses (1)                               5.28%               5.28%

Total Fund Operating Expenses (2)                6.13%               7.03%

-------------------
(1) Other Expenses for the REIT Fund are based on amounts for the fiscal year ended October 31, 2000, but do not reflect expense reimbursement obligations that were in effect during such period.

(2) Total Fund Operating Expenses for the REIT Fund are based on amounts for the fiscal year ended October 31, 2000, but do not reflect expense reimbursement obligations that were in effect during such period. The Total Fund Operating Expenses of the REIT Fund after expense reimbursements were 2.11% (Pro Forma: 2.11%). In connection with the new investment advisory agreement, Inland is obligated to reimburse the REIT Fund for its expenses to the extent necessary to insure that Total Fund Operating Expenses do not exceed 2.50%. This expense reimbursement terminates in the event Inland ceases to be the investment adviser to the REIT Fund.

(3) The figure shown reflects the total management fees payable by the REIT Fund, including the maximum Performance Fee to which Inland may be entitled under the performance fee arrangement. This maximum fee is applicable only if the REIT Fund out performs the Index by 333 basis points (3.33%).

          Example. This "Example" is intended to help you compare the cost of investing in the REIT Fund with the cost of investing in other mutual funds under the former investment advisory agreement and under the new investment advisory agreement. The Example assumes that you invest $10,000 in the REIT Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a

5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                                           1 Year    3 Years  5 Years  10 Years
                                           ------    -------  -------  --------

Former Investment Advisory Agreement (1)  $_______  $_______  $______  $_______
New Investment Advisory Agreement (2)     $_______  $_______  $______  $_______

-----------------------------------

     (1) Assumes for each year represented that the former investment advisory agreement is in effect. This Example does not reflect any expense reimbursement obligations of the REIT Fund's adviser.

     (2) Assumes for each year represented that the new investment advisory agreement is in effect. This Example does not reflect any expense reimbursement obligations of the REIT Fund's adviser.

          The purpose of the Example and table is to assist you in understanding how the various costs and expenses of the REIT Fund will change as a result of the new investment advisory agreement. The Example should not be considered a representation of past or future expenses. The REIT Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown above.

          Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the REIT Fund is required for the approval of the new investment advisory agreement. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the REIT Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new investment advisory agreement if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the new investment advisory agreement. If the shareholders of the REIT Fund do not approve the new investment advisory agreement, then the Trustees will consider such alternative actions as are in the best interest of the REIT Fund.

          Recommendation. The trustees have unanimously approved the proposal approving the new investment advisory agreement. In doing so, they considered the following factors:

          o The new investment advisory agreement is substantially identical to the former investment advisory agreement.

          o    Inland's agreement to maintain the maximum 2.50% expense ratio.

          o The real estate expertise of The Inland Group, Inc. that will be available to Inland.

          o    Fees paid to investment advisers of comparable funds.

          o The investment style to be followed by Inland in managing the assets of the REIT Fund.

          With respect to the Performance Fee, the trustees determined that approving the Performance Fee will better provide the appropriate incentives for Inland in making portfolio investments. To mitigate the concern that Inland might be encouraged to take undue risks under the performance fee arrangement, the trustees obtained assurances that Inland will manage the assets of the REIT Fund in the same manner that it would manage accounts without a performance fee. The trustees believe that the new investment advisory agreement with Inland will enable the Fund to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the REIT Fund and its shareholders.

          Additionally, the trustees determined that (a) the Index was an appropriate benchmark since it included the types of securities in which the REIT Fund invests; (b) the performance required to achieve the fulcrum or mid-point (1.00%), matching the Index, is an appropriate performance goal; (c) the formula for determining the Performance Fee results in significant fee adjustments only in response to significant performance differences; and (d) the Performance Fee is measured with respect to twelve month periods and on a "rolling basis," making it less likely advisory fee payments will be affected by short-term or "random" fluctuations in the REIT Fund's performance than might be the case if a short measuring period were used.

          Thus, based upon its review, the trustees concluded that the new investment advisory agreement is reasonable, fair and in the best interests of the REIT Fund and its shareholders, and the fees provided in the new investment advisory agreement are fair and reasonable. Accordingly, our Trustees recommend a vote "for" for Proposal No. 2.

    PROPOSAL NO. 3: APPROVAL OF CHANGE IN FUNDAMENTAL INVESTMENT RESTRICTIONS

          Discussion. We want to change the REIT Fund's policy on borrowing money and issuing senior securities. The Investment Company Act of 1940 establishes limits on the ability of mutual funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over a mutual fund's shares of common stock with respect to the distribution of its assets or the payment of dividends. Currently, the REIT Fund's policies on borrowing money and issuing senior securities are more restrictive than required by the Investment Company Act of 1940. The proposed changes would make the REIT Funds' policy on borrowing money or issuing senior securities no more limiting than required by the Investment Company Act of 1940. The trustees believe that changing the REIT Fund's fundamental investment restrictions in this manner will provide flexibility for future contingencies.

          Under the proposed fundamental investment restrictions, the REIT Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the REIT Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the REIT Fund, when it leverages its investments, will increase more when the REIT Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the REIT Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Investment Company Act of 1940, the REIT Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the REIT Fund's assets should fail to meet this 300% coverage test, the REIT Fund within three business days will reduce the amount of the REIT Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

          Current Investment Restrictions. Each Fund's current investment restriction relating to borrowing and issuing senior securities is as follows:

               "A Fund will not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings. A Fund will not purchase securities while it has any outstanding borrowings."

          Proposed Investment Restriction. The investment restriction above would be revised in its entirety if approved by the shareholders of the REIT Fund, to read as follows:

               "The REIT Fund may borrow money and issue senior securities to the extent permitted by the Act. The Growth and Income Fund will not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings. The Growth and Income Fund will not purchase securities while it has outstanding borrowings."

          If the proposed change is approved, the REIT Fund will be able to borrow money and issue senior securities in accordance with the Investment Company Act of 1940. The REIT Fund will no longer be restricted from borrowing only for redemption requests or for extraordinary or emergency purposes, or from issuing senior securities and would not be limited to borrowing only from banks.

          Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the REIT Fund is required for the approval of the change in the fundamental investment restriction. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the REIT Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new investment advisory agreement if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the change in the fundamental investment restriction.

          Recommendation. The trustees recommend a vote "for" the change in the fundamental investment restriction of the REIT Fund.

                     ADMINISTRATOR AND PRINCIPAL UNDERWRITER

          The administrator for the Jefferson Funds is Firstar Mutual Fund Services, LLC. Its principal office is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

          Effective December 1, 2000, the principal underwriter and distributor for the Jefferson Funds is Quasar Distributors, LLC. It principal office is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                        RECEIPT OF SHAREHOLDER PROPOSALS

          Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

          The trustees know of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                                  SOLICITATION

          We will bear the cost of soliciting proxies. We expect to solicit proxies mainly by mail. Some of our employees may also solicit proxies personally and by telephone. Also, we will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.

          You may request a copy of our latest annual report and semi-annual report succeeding the annual report by writing to The Jefferson Fund Group Trust, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, Attention Corporation Secretary, or by calling 1-800-216-9785. We will furnish these copies free of charge.

                                       THE JEFFERSON FUND GROUP TRUST


                                       Richard Imperiale
                                       Secretary
Milwaukee, Wisconsin
__________ ____, 2001

                                     Annex A
                                     -------

                          INVESTMENT ADVISORY AGREEMENT

     This Investment Advisory Agreement (this "Agreement") is made as of the 29th day of October, 2001, between The Jefferson Fund Group Trust, a Delaware business trust (the "Trust"), and Inland Investment Advisors, Inc., an Illinois corporation, (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trust desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as the investment adviser for the Jefferson REIT Fund, a portfolio of the Trust (the "Fund").

     NOW, THEREFORE, the Trust and the Adviser do mutually promise and agree as follows:

     1. Employment. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

     2. Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the trustees of the Trust may determine for the Fund, direct the purchase and sale of investment securities in the day to day management of the Fund. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Certificate of Trust or Trust Instrument, dated January 20, 1995, or any applicable statute or regulation, or to relieve or deprive the trustees of the Trust of their responsibility for, and control of, the affairs of the Trust or the Fund.

     3. Expenses. The Adviser, at its own expense and without reimbursement from the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall pay the salaries and fees of all officers and trustees of the Trust affiliated with the Adviser. Fees paid for attendance at meetings of the Trust's trustees to trustees of the Trust who are not interested persons of the Adviser, as defined in the Act, shall be borne by the Trust. The Fund shall bear all other expenses initially incurred by it. The expenses of the Trust's operations borne by the Trust include by way of illustration and not limitation, the costs of preparing and printing its registration statements required under the Securities Act of 1933, as amended, and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

     4. Compensation of the Adviser. For the period beginning on the date hereof and ending on October 31, 2001, the Fund shall pay to the Adviser an advisory fee, paid monthly, at a rate equal on an annual basis to 1.00% of the Fund's average net asset value.

     Beginning November 1, 2001 and ending October 31, 2002, the Fund shall pay to the Adviser an advisory fee, paid monthly, at a rate equal on an annual basis to 0.50% of the Fund's average net asset value. On or before November 10, 2002 the Fund shall pay the Adviser a fee in an amount equal to (a) the product obtained by multiplying the average daily net assets of the Fund during the twelve month period beginning on November 1, 2001 and ending October 31, 2002 by the Performance Fee (as defined below), less (b) the sum of all payments made by the Fund to the Adviser pursuant to the first sentence of this paragraph. For the twelve month period ending October 31, 2002 the investment advisory fee paid to the adviser shall not be less than 0.50% or greater than 1.50% of the Fund's average daily net assets.

     Beginning on November 1, 2002, the Fund shall pay to the Adviser an advisory fee, paid monthly, at a rate equal on an annual basis to 1.00% of the Fund's average net asset value (the "Base Fee"), as determined by valuations made as of the close of each business day of the month, plus or minus a fee based on the performance of the Class A Shares of the Fund relative to the National Association of Real Estate Investment Trust Composite Index (the "Index") for the previous twelve month period (the "Performance Fee"). The Performance Fee shall be a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of the Class A Shares and the performance of the Index for the previous twelve month period. The total fee paid to the Adviser (the Base Fee, plus or minus the Performance
Fee) shall be at a rate equal on an annual basis to not less than 0.50% or greater than 1.50%.

     For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net asset value of the business days during which it is so in effect. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation and/or assume expenses for the Fund (including organization costs); provided, however, that in the event that the Adviser reduces its compensation and/or assumes expenses, the Adviser shall be entitled to recoup such amounts for a period of up to three (3) years from the date such amount was reduced or assumed.

     The investment performance of the Fund's Class A Shares and the investment performance of the Index shall be calculated in accordance with Rule 205-1 under the Advisers Act.

     5. Ownership of Shares of the Fund. Except in connection with the initial capitalization of the Fund, the Adviser shall not take, and shall not permit any of its shareholders, officers, directors or employees to take, a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

     6. Exclusivity. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.

     7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

     8. Brokerage Commissions. The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).

     9. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the trustees of the Trust in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

     10. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund (as defined in the Act) upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the trustees of the Trust or by the vote of the majority of the outstanding voting securities of the Fund (as defined in the Act) and (ii) the trustees of the Trust in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) calendar days thereafter.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                         INLAND INVESTMENT ADVISORS, INC.


                                         By:   Roberta S. Matlin

                                         ------------------------------------
                                         Its:   President

                                         THE JEFFERSON FUND GROUP TRUST


                                         By:   Byron K. Crowe

                                         ------------------------------------
                                         Its:    President

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                        OF THE JEFFERSON FUND GROUP TRUST

          The undersigned constitutes and appoints Richard Imperiale and Byron
K. Crowe, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of The Jefferson Fund Group Trust, which has two portfolios, the Jefferson REIT Fund and the Jefferson Growth and Income Fund, on Tuesday, October 16, 2001, at 10:00 a.m. (Central Daylight Time), at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any adjournments or postponements thereof, all shares of stock of the Jefferson REIT Fund or the Jefferson Growth and Income Fund which the undersigned is entitled to vote as follows:

          1. To elect nine trustees for the Trust.

          For all nominees listed below (except as marked to the contrary) |_|

          Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          J. Michael Borden                 Byron K. Crowe

          Lawrence E. Harb                  Richard Imperiale

          F.L. Kirby                        John L. Komives

          Lawrence Kujawski                 Roberta S. Matlin

          Robert D. Parks


          2. For the Jefferson REIT Fund only: To approve the new investment advisory agreement.

               |_|    For          |_|    Against       |_|    Abstain


          3. For the Jefferson REIT Fund only: To approve the change in fundamental investment restrictions.

               |_|    For          |_|    Against       |_|    Abstain

          4. In their discretion upon such other business as may properly come before the meeting.

                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2001


                                        Signed_________________________________

                                        Signed_________________________________


This proxy is solicited on behalf of
the trustees of The Jefferson Fund Group Trust

|_|  Please check here if you will be attending the meeting.